Exhibit 10.30

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

Subcontractor:		Sparton DeLeon Springs, LLC.

Effective Date:		26-Oct-17

Subcontract Number:		ERAPS017-385

Subcontract Modification:		N/A

Mod Effective Date:		N/A

Customer:		NAVAL AIR SYSTEMS COMMAND

Customer Contract Number:		N00421-14-D-0025 DO N0001918F0497

Program:		36B, MK84

Total Contract Value:			Fee	Funded	100%

USSI:	0%

Sparton:	100%			$3,627,731.24

This subcontract is entered into by and between ERAPSCO (“ERAPSCO” or “Buyer”), a general partnership comprised of Sparton DeLeon Springs, LLC. and UnderSea Sensor Systems Inc. (“USSI” or “Seller”), with offices located at 4868 East Park 30 Drive, Columbia City, Indiana 46725 and Sparton DeLeon Springs, LLC., 5612 Johnson Lake Road, DeLeon Springs, Florida 32130 (“Sparton” or “Seller”). As such, ERAPSCO provides authorization for the Seller to perform requirements identified in the attached customer contract and as summarized herein.

ERAPSCO/ STS			Sparton DeLeon Springs, LLC

By:	/s/		By:	/s/

Name	Joe Kellermeier		Name	Donellen Ray

Title:	ERAPSCO Contract Administrator		Title:	Contract Manager

Date			Date

A Sparton DeLeon Springs, LLC. and Ultra Electronics UnderSea Sensor Systems Joint Venture 4868 East Park 30 Drive, Columbia City, Indiana 46725

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

Customer Information
Customer Name:	US Navy NAVAIR		Technical Contact:	Tim Perry
Contract Contact:	Adam Caudle		Phone:	812-863-7070 209
Phone:	307-757-5255		Email:	tim.perry@navy.mil
Email:	adam.caudle@navy.mil		Bid Number:	FY17 IDIQ

End User:	US Navy

Contract Terms
Contract Type:	FFP
Period of Performance:	10/26/17	to	10/25/19
Shipping Terms:	FOB Destination		Freight Forwarder:	NA
Payment Terms:	NET 30		Export License Required:	No

Subcontract Line Item Number (SLIN) Information

SLIN: 001
Product Description:	36B		Quantity:	[___________]
Price:	[___________]	Delivery Date:
Product Specifications:
Packaging Specifications:
		SLIN Total:		[_____________]

SLIN: 002
Product Description:	36B		Quantity:	[___________]
Price:	[___________]	Delivery Date:
Product Specifications:
Packaging Specifications:
		SLIN Total:		[_____________]

SLIN: 003
Product Description:	MK84		Quantity:	[___________]
Price:	[___________]	Delivery Date:
Product Specifications:
Packaging Specifications:
		SLIN Total:		[_____________]

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

SLIN: 004
Product Description:		Quantity:
Price:	Delivery Date:
Product Specifications:
Packaging Specifications:
	SLIN Total:		$0

SLIN: 005
Product Description:		Quantity:
Price:	Delivery Date:
Product Specifications:
Packaging Specifications:
	SLIN Total:		$0

	Subcontract Total:		$3,627,731.24
Miscellaneous Comments

A Sparton DeLeon Springs, LLC. and Ultra Electronics UnderSea Sensor Systems Joint Venture 4868 East Park 30 Drive, Columbia City, Indiana 46725